Exhibit 99.1

Recharge. Savor. Relax. Introducing Ready Made, Gourmet Meal Deliver “3.0” The next generation of prepared meal delivery Spring 2022 CONFIDENTIAL ALL RIGHTS RESERVED 1

Safe Harbor Statement The statements contained in this presentation that are not purely historical are forward - looking statements within the meaning of applicable securities laws . Forward - looking statements include statements regarding our “expectations,” “anticipation,” “intentions,” “beliefs,” or “strategies” regarding the future, whether or not those words are used . Forward - looking statements also include statements regarding revenue, margins, expenses, anticipated levels of future revenues and earnings from operations, projected costs and expenses related to our operations, liquidity, capital resources, and availability of future financing on commercially reasonable terms . Forward - looking statements in this presentation are based upon a number of assumptions, some of which may not materialize, and unanticipated events may occur which could affect the actual results achieved by the Company during the periods covered by the forward - looking statements . Some of the important factors that could cause actual results to differ materially from those indicated by the forward - looking statements are general economic conditions, failure to achieve expected revenue growth, changes in our operating expenses, adverse legal developments, competitive pressures, and changes in customer and marketing requirements and standards, among other risk factors . The forward - looking statements in this presentation are based upon management's reasonable belief as of the date hereof . We undertake no obligation to revise or update any forward - looking statements for any reason . All forward - looking statements included in this presentation are based on information available to us as of the date of the presentation, and we assume no obligation to update any such forward - looking statements . Our actual results could differ materially from the forward - looking statements . THIS DOCUMENT AND THE INFORMATION HEREIN ARE PROVIDED IN CONFIDENCE BETWEEN THE DISCLOSING AND RECEIVING PARTIES AND MAY NOT BE DISCLOSED TO ANY THIRD PARTY OR USED FOR ANY OTHER PURPOSE WITHOUT THE EXPRESS PERMISSION OF THE DISCLOSING PARTY . THE CONTENTS OF THIS DOCUMENT ARE FOR ILLUSTRATIVE PURPOSES ONLY AND DO NOT CONSTITUTE AN OFFER TO BUY OR SELL OR IS NOT A SOLICITATION OF AN OFFER TO BUY OR SELL, ANY SECURITY . FOR SUPPORT OF ANY FACTUAL REFERENCE CONTAINED HEREIN, PLEASE REFER TO AND RELY ONLY UPON THE OFFERING DOCUMENT (PPM) BEING DISTRIBUTED IN CONJUNCTION HEREWITH . 2

Problems Facing the Prepared Food Delivery Market As consumers become increasingly time - starved and convenience - seeking, they have aggressively sought out alternatives to cooking at home or ordering take - out. 3

The Home Bistro Solution High quality food delivered fresh & fast A variety of choices from a diverse lineup of celebrity chefs Simple prep & easy clean - up without sacrificing the fine dining experience 4

Who We Are A family of high quality, direct - to - consumer, ready - made, gourmet meals at www.homebistro.com. Prepared Meal Delivery 3.0 Using the latest fresh food packing technology, Home Bistro offers a virtual “Bistro Emporium” where consumers can cross select from a wide variety of siloed “bistros”, each with a dedicated section and unique visitor experience created by a renowned celebrity/executive chef. Meals delivered fresh can be eaten within 10 to 14 days or frozen for up to 6 months. Our Mission To lead the next generation of heat - to - eat food delivery with sought after expert cuisine and experience that excites the market. 5

Snapshot

HOME BISTRO®

Headquarters: Miami, Fl

Operations: Miami, FL and Los Angeles, CA

Products: Home Bistro and Model Meals

Celebrity Chefs / Official Launch:
Cat Cora / Q1 FY2021
Daina Falk / Q3 FY2021
Claudia Sandoval / Q1 FY2022
Richard Blais / Q2 FY2022
*Ayesha Curry / **Launch Expected Q2 FY2022***
*Roble Ali / **Launch Expected Q3 FY2022***
*Priyanka Naik / **Launch Expected Q3 FY2022***
*Melanie Moss / **Launch Expected Q3 FY2022***

Partnerships / Official Launch:
"IN GOOD TASTE WINES" / ***Launch* Expected Q2 FY2022**
Perfecting Athletes LLC / ***Launch* Expected Q3 FY2022**

Market Capitalization: $30.6 million *(as of February 25, 2022)*

Common Shares Outstanding: 38.2 million (54.6 million fully diluted)

Inside Ownership (fully diluted): 56.7% *(Management + Directors 35.3%; Other Insiders 21.4%)*

Long-Term Debt: $292,000




VARIETY

($ in millions)	Financial Targets – October 31 Fiscal Year			
	2020A Jan-Dec	2021A Jan - Oct	2022E Nov-Oct	2023E Nov-Oct
Revenue	$ 1.34	$ 1.64	$5.70	$11.30
Operating P/(L)	$(1.30)	$ (3.6)*	$(0.75)	$ 1.50

***Net of extraordinary non-cash expenses**

Founders and insiders contributed funds totaling approximately $700,000

Home Bistro Inc. (OTC: HBIS) | 4014 Chase Avenue, Suite 212, Miami Beach, FL 33140 | (631) 964-1111 | www.homebistro.com
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APRIL 2021 CONFIDENTIAL ALL RIGHTS RESERVED

HOME BISTRO®

Market Overview / Addressable Market

- Global revenue in the online food delivery sector was expected to reach $136 billion in 2020 and grow steadily by 7.5% through 2024.*
- The U.S. food delivery sector is expected to surpass $32.3 billion in 2024 (comprised of "restaurant-to-consumer" and "platform-to-consumer").*

Home Bistro's Addressable Market: The platform-to-consumer segment represents ~30% (*$9.7 billion in 2024*) of US food delivery market.*

The 3 Platform-to-Consumer Segments:

Meal-kit Services *Pre-portioned ingredients with recipe.*

- Pricing: $8 - $12 per meal; Subscription generally required; Prep & cook time: 30-60 minutes; 15 minute clean up.
- Business model – capital intensive (high operating and supply chain costs to timely deliver uncooked foods) and low customer retention.
- Segment in consolidation-mode. Major players: **Plated** (Albertson's), **Home Chef** (Kroger's), **Blue Apron**.

Third-party Online Delivery Platforms *Offers access to restaurants via a single online portal.*

- Cooked meal is delivered by restaurant or platform.
- *Business model* – platform charges: 12-30% of order value + small fee to customer. Long delivery times, poor food quality. High price including delivery charges, service fees and tip.
- Achieve market share and scale quickly. According to McKinsey & Co, roughly 80% of customers rarely leave to join another platform.
- Segment in consolidation-mode. Major players: ***Grubhub, Uber Eats, DoorDash, Postmates.***

Prepared, Heat-to-eat, Meal Delivery *Ships fresh-frozen meals direct-to-consumer.*

- Pricing: $10-$20. Prep & Cook time: 3-5 minutes; little cleanup.
- *Business model* – low meal production costs, low cap-ex, high average order values, low customer acquisition cost, logistical advantages and high customer retention rates.
- Gross margin target (inclusive of product, shipping, fulfillment, packaging and other direct costs): target 40%.
- Segment in renewed growth-mode given healthier and more convenient options and more sophisticated freezing techniques.
- Highly fragmented (avg. revenue $1 - $10 million); many providers fail to scale (lack of working capital, critical management skills, operational inefficiencies and sound strategic planning).
- Majors: ***Freshly, Veestro, Bistro MD, Magic Kitchen, Freshology and Diet-to-Go.***

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Home Bistro Inc. (OTC: HBIS) | 4014 Chase Avenue, Suite 212, Miami Beach, FL 33140 | (631) 964-1111 | www.homebistro.com
APRIL 2021 CONFIDENTIAL ALL RIGHTS RESERVED

*Online Food Delivery, Statista, https://www.statista.com/outlook/dmo/eservices/online-fooddelivery/united-states

Our Competitive Advantages: Diversity

Chef Diversity
The best celebrity chefs from around the world

Meal Diversity
Fine dining from breakfast thru dessert

Freshness
Vacuum skin packing

Quality
The highest quality ingredients



Cat Cora
Launch Q1 FY2021



Diana Falk
Launch Q3 FY2021



Claudia Sandoval
Launch Q1 FY2022



Richard Blais
Q2 FY2022

Coming Soon – signed and on deck



Ayesha Curry



Roble Ali



Priyanka Naik



Melonie Moss

Home Bistro Inc. (OTC: HBIS) | 4014 Chase Avenue, Suite 212, Miami Beach, FL 33140 | (631) 964-1111 | www.homebistro.com
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APRIL 2021 CONFIDENTIAL ALL RIGHTS RESERVED

Marquee 2021 Developments Added five celebrity chefs to the Home Bistro meal delivery platform. Transitioned from shipping frozen meals to delivering fresh meals utilizing “Vacuum Skin Packaging” technology. Added five celebrity chefs to the Home Bistro meal delivery platform. Strategic acquisition of CA - based “model Meals” lifestyle prepared meal delivery brand also creates bicoastal operations Relocated East Coast operations to state - of - the - art South Florida - based food production and fulfillment facility, Executed on partnership with “In Good Taste Wines” (wine pairings). Executed on partnership with “Perfecting Athletes” (high performance meals). Launched beta dessert menu item. 9

12 Month Objectives (Looking Ahead) Continued addition of celebrity chefs to the platform and significant organic growth and scalability. Launch of celebrity chef meals currently in development – Ayesha Curry, Priyanka Naik, Roble Ali, and Melonie Moss. Launch of “In Good Taste Wines” and “Perfecting Athletes” initiatives, and the addition of several more dessert items. Secure strategic additions to Board of Directors and increase support team . Potential up - listing of Home Bistro shares to NASDAQ A potential strategic acquisition and Profitability: Target EBITDA B/E during 2023 10

Leadership • CEO and founder of “The Fresh Diet”; online meal delivery service - grew from startup to over $30 million in annual revenue. • Thought leader, investor and publisher of numerous articles in the Food Tech sector. • Named one of Forbes “America’s Most Promising CEOs Under 35”. • Named a Miami Herald “20 Under 40” entrepreneur in 2014. Zalmi Duchman , CEO & Chairman Carlo Ricci, Director of Operations • VP Operations for “The Fresh Diet” - online meal delivery service - grew from startup to over $30 million in annual revenue. • Developed culinary and R&D departments. Established distribution centers in FL, NY, CA, IL & TX; hired & trained GMs. • Operations Manager, “Homemade Meals” - Developed & implemented operations, and inventory systems. • Established production facilities in FL & CA. Trained and managed personnel. • BS Degree, Data Analytics, Miami Dade College. 11

Leadership • Co - founder of Model Meals and co - founder of Self - Care Society. • Former fashion model and founder of Danika Brysha Inc., a service specializing in modeling, coaching, speaking, events, media and influence. • Creator of the Brunch Series and World30 certified coach • Host of top - rated podcast “Light + Life Live”. • Self care coach and lifestyle design expert. • Ms. Brysha earned a Bachelor’s degree from the University of Colorado Boulder. Danika Brysha, Chief Marketing Officer Camille May, Chief Financial Officer • Co - founder of Model Meals. • Served as CFO of Model Meals since company inception (2015), helping to build the company from the ground up to over $2 million in annual revenue. • Prior to Model Meals, worked as a financial analyst and broker for commercial real estate firms. • Ms. May earned a BBA in Finance from the Leeds School of Business at the University of Colorado Boulder. 12

HOME BISTRO®

Summary

LARGE ADDRESSABLE MARKET WITH FAVORABLE TAILWINDS	✓	▪ The U.S. platform-to-consumer food delivery market is projected to reach $9.7 billion by 2024 with high single-digit growth revenue anticipated for the foreseeable future. ▪ Favorable market trends driven by strong demographics (consumers increasingly time-starved and convenience-seeking), improved logistics and lower production costs. ▪ Prepared meal delivery segment – more precisely addresses market trends with potentially superior margins.
GREAT VENUE	✓	▪ Home Bistro offers healthy, wide selection of prepared gourmet meals catering to all lifestyle diets, conveniently packaged, and ready to serve in just minutes. Extremely convenient with little to no cleanup. ▪ First-to-market launch of "3.0" adds excitement of international ethnic cuisine and world-renowned celebrity chef specialties. ▪ No compromise to quality, ingredients, preparation, or preserving process. ▪ Affordable/competitive pricing. ▪ Rapid delivery. Strong attention to customer service.
MULTIPLE REVENUE LEVERS / OPERATING LEVERAGE	✓	▪ Several unique branded food lines; each addressing a unique target market and distinct go-to-market strategies. Additional lines are anticipated. ▪ Significant focus on branding and marketing reach supported by a material upgrade of digital assets applying latest rich media tools. ▪ Over the last 6 months, operations (kitchen lease model) and systems have been upgraded and streamlined to handle aggressive growth. Additional efficiencies anticipated, including potential additive complimentary acquisitions.
VISIONARY MANAGEMENT TEAM WITH PROVEN TRACK RECORD	✓	▪ Seasoned management team with a long history of success in the gourmet food delivery market. ▪ CEO & COO held leadership roles at competitors with records of success in creating, launching, growing and monetizing through acquisition. ▪ Strong creative marketing and financial advisors - quick to identify & deliver upcoming trends ahead of competition.
HIGH GROWTH AT VALUE PRICING	✓	▪ Home Bistro is a rapidly growing, direct-to-consumer restaurant quality meal delivery company. ▪ Company anticipates 100%+ annual revenue growth over the next several years. ▪ Company achieves profitability at under $10 million in annual revenue and anticipates cashflow breakeven by 2023.

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Home Bistro Inc. (OTC: HBIS) | 4014 Chase Avenue, Suite 212, Miami Beach, FL 33140 | (631) 964-1111 | www.homebistro.com
APRIL 2021 CONFIDENTIAL ALL RIGHTS RESERVED

Zalmi Duchman, President & CEO | zalmi@homebistro.com 786 - 202 - 0463 Freshly Prepared, Home Delivered 14